[OBJECT OMITTED]

Shareholders of Bioanalytical Systems, Inc.:

You are invited to attend the Annual Meeting of Shareholders of Bioanalytical Systems, Inc. ("BAS") to be held Thursday, February 21, 2002, at 10:00 a.m. Eastern Standard Time at BAS headquarters, 2701 Kent Avenue, West Lafayette, Indiana USA.

At the meeting, shareholders will vote on the election of seven persons to the Board of Directors and the ratification of the selection of Ernst & Young LLP as independent auditors for the current year. Details can be found in the accompanying Notice and Proxy Statement.

We hope that you are able to personally attend the Annual Meeting, and we look forward to meeting with you. Whether or not you currently plan to attend, please complete, date and return the proxy card in the enclosed envelope. The vote of each shareholder is very important. You may revoke your proxy at any time before it is voted by giving written notice to the Secretary of the Company or by filing a properly executed proxy bearing a later date.

On behalf of the Board of Directors and management of Bioanalytical Systems, Inc., I extend our appreciation for your continued support.

                           Sincerely,

                           Bioanalytical Systems, Inc.

                           /s/ Peter T. Kissinger

                           Peter T. Kissinger, Ph.D.
                           Chairman, President and Chief Executive Officer

                                [OBJECT OMITTED]

                           BIOANALYTICAL SYSTEMS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to Be Held February 21, 2002


To the Shareholders of Bioanalytical Systems, Inc.:

     The Annual Meeting of Shareholders of Bioanalytical Systems, Inc. (the "Company") will be held at the principal executive offices of the Company, 2701 Kent Avenue, West Lafayette, Indiana 47906 on Thursday, February 21, 2002 at 10:00 a.m. (EST) for the following purposes:

     o    To elect directors of the Company to serve for a one-year term;

     o To ratify the selection by the Board of Directors of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2002; and

     o To transact such other business as may properly come before the meeting.

     Holders of common shares of record at the close of business on December 31, 2001 are entitled to notice of and to vote at the Annual Meeting.

                                        By Order of the Board of Directors,

                                        /s/ Candice B. Kissinger

                                        Candice B. Kissinger
                                        Secretary

January 17, 2002
West Lafayette, Indiana


YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE ANNUAL MEETING, OR IF YOU DO PLAN TO ATTEND BUT WISH TO VOTE BY PROXY, PLEASE DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY. A RETURN ENVELOPE IS PROVIDED FOR THIS PURPOSE.

                          BIOANALYTICAL SYSTEMS, INC.
                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 21, 2002

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Bioanalytical Systems, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held at 10:00 a.m. (EST) on Thursday, February 21, 2002, and at any adjournment thereof. The meeting will be held at the principal executive offices of the Company, 2701 Kent Avenue, West Lafayette, Indiana 47906. This proxy statement and the accompanying form of proxy were first mailed to shareholders on or about January 21, 2002.

A shareholder signing and returning the enclosed proxy may revoke it at any time before it is exercised by written notice to the Secretary of the Company. The signing of a proxy does not preclude a shareholder from attending the meeting in person. All proxies returned prior to the meeting will be voted in accordance with the instructions contained therein. Any proxy not specifying to the contrary will be voted (1) FOR the election of the nominees for director named below, and (2) FOR the proposal to ratify the selection of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2002. Abstentions and broker non-votes are not counted for purposes of determining whether a proposal has been approved, but will be counted for purposes of determining whether a quorum is present.

As of the close of business on December 31, 2001, the record date for the Annual Meeting, there were outstanding and entitled to vote 4,575,509 common shares of the Company. Each outstanding common share is entitled to one vote. The Company has no other voting securities. Shareholders do not have cumulative voting rights.

A quorum will be present if a majority of the common shares are present, in person or by proxy, at the meeting. The nominees for director will be elected by a plurality of the votes cast, assuming a quorum is present. All other matters, including the approval of the independent auditors, will be approved by a majority of the votes cast.

A copy of the Annual Report of the Company, including financial statements and a description of operations for the fiscal year ended September 30, 2001, has preceded or accompanies this proxy statement. The financial statements contained in that report are not incorporated by reference herein. The solicitation of proxies is being made by the Company, and all expenses in connection with the solicitation of proxies will be borne by the Company. The Company expects to solicit proxies primarily by mail, but directors, officers and regular employees of the Company may also solicit in person or by telephone.

Shareholder proposals to be considered for presentation to the 2002 Annual Meeting of Shareholders must be submitted in writing and received by the Company on or before August 1, 2002. Shareholder proposals to be considered for presentation and inclusion in the proxy statement to the 2002 Annual Meeting of Shareholders must be submitted in writing and received by the Company on or before September 29, 2002.

The mailing address of the principal offices of the Company is 2701 Kent Avenue, West Lafayette, Indiana 47906.

BENEFICIAL OWNERSHIP OF COMMON SHARES

The following table sets forth certain data with respect to those persons known by the Company to be the beneficial owners of five percent or more of the outstanding common shares of the Company as of December 31, 2001, and also sets forth such data with respect to each director of the Company, each officer listed in the Executive Compensation table, and all directors and executive officers of the Company as a group. Except as otherwise indicated in the notes to the table, each beneficial owner possesses sole voting and investment power with respect to the common shares indicated.

                                                    SHARES BENEFICIALLY OWNED(1)
NAME                                                     NUMBER     PERCENT
----                                                     ------     -------

Peter T. Kissinger(2)                                 1,282,255      28.0%
Ronald E. Shoup(3)                                       98,467       2.1%
Candice B. Kissinger(4)                               1,282,255      28.0%
William E. Baitinger(5)                                 148,627       3.2%
Michael K. Campbell(6)                                   32,836       0.7%
John A. Kraeutler(6)                                        750        ---
W. Leigh Thompson(6)                                        750        ---
Michael P. Silvon(7)                                      2,500        ---
All executive officers and directors as a group       1,793,892      39.2%

----------------------

(1) Unless otherwise noted, all addresses are in care of the Company at 2701 Kent Avenue, West Lafayette, Indiana 47906.

(2) Includes (i) 252,309 common shares beneficially owned by Candice B. Kissinger, the wife of Dr. Kissinger, (ii) 595,904 common shares owned jointly by Dr. and Mrs. Kissinger and (iii) the right for Candice B. Kissinger to acquire 500 common shares pursuant options exercisable within 60 days from December 31, 2001.

(3) Includes (i) 78,458 common shares owned jointly by Dr. Shoup and his wife and (ii) the right to acquire 19,557 common shares pursuant options exercisable within 60 days from December 31, 2001.

(4) Includes (i) 433,542 common shares beneficially owned by Peter T. Kissinger, (ii) 595,904 common shares owned jointly by Dr. and Mrs. Kissinger and (iii) the right for Candice B. Kissinger to acquire 500 common shares pursuant options exercisable within 60 days from December 31, 2001.

(5)  Includes  53,454 common shares owned jointly by Mr.  Baitinger and his wife
     and  (ii)  the  right  to  acquire  750  common  shares  pursuant   options
     exercisable within 60 days from December 31, 2001.

(6)  Includes  the  right  to  acquire  750  common  shares   pursuant   options
     exercisable within 60 days from December 31, 2001.

(7) Includes the right to acquire 2,500 common shares pursuant options exercisable within 60 days from December 31, 2001.

1. ELECTION OF DIRECTORS

NOMINEES

The Bylaws of the Company provide for no fewer than seven and no greater than nine directors, each of whom is elected for a one-year term. The terms of all incumbent directors will expire at the Annual Meeting. The Board of Directors has nominated all of the current directors for re-election at the Annual Meeting. The directors nominated for re-election are: Peter T. Kissinger, Ronald
E. Shoup, Candice B. Kissinger,  William E. Baitinger, Michael K. Campbell, John
A. Kraeutler and W. Leigh Thompson (collectively, the "Nominated Directors").

Unless authority to vote for the Nominated Directors is withheld, the accompanying proxy will be voted FOR the election of the Nominated Directors. However, the persons designated as proxies reserve the right to cast votes for another person designated by the Board of Directors in the event any Nominated Director will be unable or unwilling to serve. Proxies will not be voted for more than seven nominees. Those nominees receiving at least a plurality of the votes eligible to be cast will be elected to the Board of Directors.

The directors of the Company as of December 31, 2001, which are the nominees, are as follows:

                                                                         Served as           Term
Name                        Age     Position                           Director Since        Ends
----                        ---     --------                           --------------        ----

Peter T. Kissinger, Ph.D.    57     Chairman of the Board;                 1974              2002
                                    President; Chief Executive Officer

Ronald E. Shoup, Ph.D.       50     President,                             1991              2002
                                    BAS Analytics; Director

Candice B. Kissinger         50     Sr. Vice President, Marketing;
                                    Secretary; Director                    1978              2002

William E. Baitinger         68     Director                               1979              2002

Michael K. Campbell          50     Director                               1991              2002

John A. Kraeutler            53     Director                               1997              2002

W. Leigh Thompson, Ph.D.     63     Director                               1997              2002

BUSINESS EXPERIENCE OF NOMINATED DIRECTORS

PETER T. KISSINGER, PH.D. founded the Company in 1974 and has served as its Chairman, President and Chief Executive Officer since 1974. He is also a part-time Professor of Chemistry at Purdue University where he has been teaching since 1975. Dr. Kissinger has a Bachelor of Science degree in Analytical Chemistry from Union College and a Doctorate in Analytical Chemistry from the University of North Carolina.

RONALD E. SHOUP, PH.D. serves as President of the Company's BAS Analytics contract services and is Managing Director of BAS Analytics, Ltd. in the UK. He joined BAS in 1980 as an applications chemist, became Research Director in 1983 and initiated the laboratory services group within BAS in 1988. Dr. Shoup has a Bachelor of Science degree in Mathematics and Chemistry from Purdue University and then attended Michigan State and Purdue University for his Ph.D in Analytical Chemistry. He serves on the Company's board of directors and is a member of the external advisory board to the Purdue University Department of Chemistry.

CANDICE B. KISSINGEr has been Senior Vice President, Marketing since January 2000. She served as Vice President, International Sales and Marketing since July 1981. Mrs. Kissinger has a Bachelor of Science degree in Microbiology from Ohio Wesleyan University and a Master of Science degree in Food Science from the University of Massachusetts.

WILLIAM E. BAITINGER has served as a director of the Company since 1979. Mr. Baitinger was Director of Technology Transfer for the Purdue Research Foundation from 1988 until 2000. In this capacity he was responsible for all licensing and commercialization activities from Purdue University. He currently serves as Special Assistant to the Vice President for Research at Purdue University. Mr. Baitinger has a Bachelor of Science degree in Chemistry and Physics from Marietta College and a Master of Science degree in Chemistry from Purdue University.

MICHAEL K. CAMPBELL has served as a director of the Company since 1991. Mr. Campbell has been the Chairman and Chief Executive Officer of Powerway, Inc., a software company, since May 1993. From November 1989 until January 1993, he was Chief Financial Officer of Hurco Companies, Inc. and President of Hurco Manufacturing, its largest division. He has a Bachelor of Science degree in Accounting from the University of Southern Indiana.

JOHN A. KRAEUTLER has served as a director of the Company since January 1997. Mr. Kraeutler has been President and Chief Operating Officer of Meridian Bioscience, Inc. since August 1992 and is also a director. Prior to joining Meridian Bioscience, Inc., Mr. Kraeutler held a progression of technical, marketing and general management positions with a number of healthcare companies including Carter-Wallace, Becton Dickinson and Organon (Akzo Nobel). Mr. Kraeutler has a Bachelor of Science degree in Biology from Fairleigh Dickinson University and a Master of Science in Biology and a Master of Business Administration in Marketing from Seton Hall University.

W. LEIGH THOMPSON, PH.D., M.D., has served as a director of the Company since January 1997. Since 1995, Dr. Thompson has been Chief Executive Officer of Profound Quality Resources, Inc., a scientific consulting firm. Prior to 1995, Dr. Thompson held various positions at Lilly Research Laboratories, retiring as Chief Scientific Officer. Dr. Thompson has a Bachelor of Science degree in Biology from the College of Charleston, a Master of Science and a Doctorate in Pharmacology from the Medical University of South Carolina and a Medical Doctor degree from The Johns Hopkins University. Dr. Thompson is also a director of Inspire, Medarex, Inc., Guilford Pharma, DepoMed, Maret Pharmaceuticals, LaJolla Pharmaceutical Company and Tanabe Research Laboratories.

SCIENTIFIC ADVISORY BOARD

In 1985, the Company established a Scientific Advisory Board to assist the Company in its research and development activities. The Scientific Advisory Board is comprised of distinguished scientists from outside the Company who have significant accomplishments in areas of science and technology that are important to the Company's future. The Scientific Advisory Board interacts with the Company's scientific and management staff.

Each of the Scientific Advisory Board members is employed outside the Company and may have commitments to, or consulting or advisory contracts with, other entities that may conflict or compete with his or her obligations with the Company. Generally, members of the Scientific Advisory Board are not expected to devote a substantial portion of their time to Company matters. Members of the Scientific Advisory Board do not receive any compensation in connection with attending meetings of the Scientific Advisory Board. They do, however, from time to time, receive compensation in connection with consulting services they render to the Company. In fiscal 2001, Dr. Thompson received $4,000 for consulting services rendered to the Company, and no other member of the Scientific Advisory Board received fees for consulting services.

FAMILY RELATIONSHIPS

Peter T. Kissinger and Candice B. Kissinger are husband and wife. There is no other family relationship among the directors and executive officers of the Company.

COMPENSATION OF DIRECTORS

Directors who are not employees of the Company receive $1,200 for each Board meeting attended, plus out-of-pocket expenses incurred in connection with attendance at such meetings. Directors of the Company or an affiliate of the Company who are not employed by the Company or any affiliate may also participate in the Company's 1997 Outside Director Stock Option Plan, as may be determined from time to time by the Compensation Committee. However, no options were issued pursuant to the plan in fiscal 2001. Dr. Thompson received an additional $4,000 as compensation for the services he rendered as a consultant to the Company. Directors who are employees of the Company do not receive any additional compensation for their services as directors.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Board of Directors has established a Compensation and Incentive Stock Option Committee, an Audit Committee and an Executive Committee. The Compensation and Incentive Stock Option Committee of the Board of Directors (the "Compensation Committee") is comprised of Peter T. Kissinger, Candice B. Kissinger, John A. Kraeutler and William E. Baitinger. The responsibilities of the Compensation Committee include making recommendations to the Board of Directors with respect to: compensation arrangements for the executive officers of the Company; policies relating to salaries and job descriptions; insurance programs; and
benefit programs of the Company, including its retirement plans. The Compensation Committee administers the 1990 and 1997 Employee Incentive Stock Option Plans. The Compensation Committee met one time during fiscal 2001.

The Audit Committee of the Board of Directors is comprised of William E. Baitinger, Michael K. Campbell and John A. Kraeutler. The Audit Committee reviews with the auditors the scope of the audit work performed, audit practices, any questions arising in the course of the audit work and inquiries as to other pertinent matters such as internal accounting controls, financial reporting, security and personnel staffing. The Board of Directors has adopted a charter for the Audit Committee which is attached as Appendix A. Audit Committee members are not employees of the Company and, in the opinion of the Board of Directors, meet the independence requirements of the National Association of Securities Dealers listing standards. The committee met twice during fiscal 2001.

The Executive Committee is comprised of Messrs. Kissinger, Shoup, Baitinger, Kraeutler and Thompson. The Executive Committee may exercise all of the authority of the Board of Directors, subject to certain limitations with respect to payment of dividends, filling of vacancies on the Board, amendment of the Articles of Incorporation or Bylaws, approval of significant corporate transactions, issuance of shares and other matters specified under Indiana law. The committee did not meet during fiscal 2001.

The Board of Directors has no nominating committee. The Board of Directors will consider for nomination as directors persons recommended by shareholders. Such recommendations must be in writing and delivered to the Secretary, Bioanalytical Systems, Inc., 2701 Kent Avenue, West Lafayette, Indiana 47906.

The Board of Directors met four times during fiscal 2001. No director attended fewer than 75% of the meetings of the Board of Directors and meetings of any committee of the Board of Directors of which he or she was a member.

EXECUTIVE COMPENSATION

The following table sets forth information with respect to the aggregate compensation paid during each of the last three years to the Company's President and Chief Executive Officer and each of the other executive officers of the Company whose total compensation exceeded $100,000 during fiscal 2001 (the "Named Executive Officers").

                                                                                       All Other
                                     Fiscal Year      Salary         Bonus            Compensation
                                     -----------      ------         -----            ------------

Peter T. Kissinger, Ph.D.                2001       $  85,000      $  16,000         $  26,067(1)
Chairman of the Board; President         2000       $  85,000      $     ---         $  25,965(1)
and Chief Executive Officer              1999       $  85,000      $     ---         $  25,558(1)

Ronald E. Shoup, Ph.D.                   2001       $ 108,000      $  18,000         $   6,403(2)
President, BAS Analytics; Director       2000       $ 107,000      $     ---         $   6,407(2)
                                         1999       $  99,996      $     ---         $   5,800(2)

Candice B. Kissinger                     2001       $  85,200      $  18,000         $  26,078(3)
Sr. Vice President, Marketing;           2000       $  84,450      $     ---         $  25,922(3)
Secretary and Director                   1999       $  79,200      $     ---         $  25,459(3)

Michael P. Silvon, Ph.D.                 2001       $  88,800      $  16,000         $   5,434(4)
Vice President,                          2000       $  88,325      $     ---         $   5,293(4)
Business Development                     1999       $  85,000      $     ---         $   4,930(4)

------------------

(1) Includes $20,865 of premiums paid on a life insurance policy on the lives of Dr. Kissinger and Mrs. Kissinger, the beneficiary of which is a trust established for their benefit, and contributions to the Company's 401(k) plan on Dr. Kissinger's behalf.

(2) Represents contributions to the Company's 401(k) plan on Dr. Shoup's behalf.

(3) Includes $20,865 of premiums paid on a life insurance policy on the lives of Mrs. Kissinger and Dr. Kissinger, the beneficiary of which is a trust established for their benefit, and contributions to the Company's 401(k) plan on Mrs. Kissinger's behalf.

(4) Represents contributions to the Company's 401(k) plan on Dr. Silvon's behalf.

OPTIONS

A total of 95,000 common shares have been reserved for issuance under the Company's 1997 Employee Incentive Stock Option Plan ("Employee Plan") and a total of 5,000 common shares have been reserved for issuance under the Company's 1997 Outside Director Stock Option Plan ("Director Plan"). There were no options granted during fiscal 2001. Options to purchase an aggregate of 5,000 common shares pursuant to the Employee Plan were granted during fiscal 2000 and remain outstanding at December 31, 2001 at an exercise price of $2.88. Options to purchase an aggregate of 73,000 common shares were granted pursuant to the Employee Plan during fiscal 1999, and 47,000 remain outstanding at December 31, 2001 at an exercise price of $4.25. Options to purchase an aggregate of 35,000 common shares pursuant to the Employee Plan and 4,000 common shares pursuant to the Director Plan were granted during fiscal 1998, and 29,500 and 4,000, respectively, remain outstanding at December 31, 2001 at an exercise price of $8.00. Options to purchase a total of 33,371 common shares remain outstanding under the 1990 Employee Incentive Stock Option Plan at a weighted average exercise price of $1.69 per share, and no options to purchase common shares are outstanding under the 1990 Outside Director Stock Option Plan. No further options may be granted under the 1990 Employee Stock Option Plan or the 1990 Outside Director Stock Option Plan. There were no grants of stock options to Named Executive Officers in fiscal 2001.

The following table sets forth certain information concerning exercisable and unexercisable options held by the Named Executive Officers at September 30, 2001.

                        AGGREGATED OPTION EXERCISES IN LAST YEAR AND FISCAL YEAR-END OPTION VALUES

                                                           Number of Securities Underlying      Value of Unexercised
                                                               Unexercised Options at          In-the-Money Options at
                                                                  September 30, 2001            September 30, 2001 (1)
                                                                  ------------------            ----------------------
                               Shares
                            Acquired on         Value
                            Exercise (#)     Realized ($)     Exercisable   Unexercisable     Exercisable   Unexercisable
                            ------------     ------------     -----------   -------------     -----------   -------------
Peter T. Kissinger, Ph.D.       ---             ---                ---            ---               ---          ---
Ronald E. Shoup, Ph.D.          ---             ---             20,807          4,250          $ 77,574      $ 3,578
Candice B. Kissinger            ---             ---                250            750          $    398      $ 1,193
Michael P. Silvon, Ph.D.        ---             ---              1,500          2,500          $    795      $ 2,385

----------

(1) Calculated on the basis of $5.84 per share which was the closing price of the common shares as reported on the NASDAQ National Market System on September 28, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Peter T. Kissinger, Candice B. Kissinger, John A. Kraeutler and William E. Baitinger serve on the Compensation Committee. Dr. Kissinger, the President and Chief Executive Officer of the Company, does not participate in decisions regarding his compensation. None of the Company's executive officers serves as a director of, or in any compensation-related capacity for, companies with which members of the Compensation Committee are affiliated.

REPORT OF THE COMPENSATION AND INCENTIVE STOCK OPTION COMMITTEE

The Compensation and Incentive Stock Option Committee of the Board of Directors (the "Compensation Committee") has responsibility for the Company's executive compensation program. The Compensation Committee is currently comprised of Peter
T. Kissinger, Candice B. Kissinger, John A. Kraeutler and William E. Baitinger. The following report is submitted by the members of the Compensation Committee.

The Company's executive compensation program is designed to align executive compensation with financial performance, business strategies and Company values and objectives. The Company's compensation philosophy is to ensure that the delivery of compensation, both in the short and long term, is consistent with the sustained progress, growth and profitability of the Company and acts as an inducement to attract and retain qualified individuals. This program seeks to enhance the profitability of the Company, and thereby enhance shareholder value, by linking the financial interests of the Company's executives with those of its long-term shareholders. Under the guidance of the Company's Compensation Committee, the Company has developed and implemented an executive compensation program to achieve these objectives while providing executives with compensation opportunities that are competitive with companies of comparable size in related industries.

The Company's executive compensation program has been designed to implement the objectives described above and is comprised of the following fundamental elements:

     o A base salary that is determined by individual contributions and sustained performance within an established competitive salary range. Pay for performance recognizes the achievement of financial goals, accomplish-ment of corporate and functional objectives, and performance of individual business units of the Company.

     o Grants of options under the Company's option plans reward executives when shareholder value is created through increase in the market value of the Company's common shares. Stock option grants focus executives on managing the Company from the perspective of an owner with an equity position in the business.

BASE SALARY. The salary, and any periodic increase thereof, of the President and Chief Executive Officer were and are determined by the Board of Directors of the Company based on recommendations made by the Compensation Committee, excluding Dr. Kissinger. The salaries, and any periodic increases thereof, of all other executive officers were and are determined by the Board of Directors based on Committee recommendations.

The Company, in establishing base salaries, levels of incidental and/or supplemental compensation, and incentive compensation programs for its officers and key executives, assesses periodic compensation surveys and published data covering the Company's industry and industry in general. The level of base salary compensation for officers and key executives is determined by both their scope of responsibility and the established salary ranges for officers and key executives of the Company. Periodic increases in base salary are dependent on the executive's proficiency of performance in the individual's position for a given period and on the executive's competency, skill and experience.

Compensation levels for fiscal 2001 for the President and Chief Executive Officer, and for the other executive officers of the Company, reflected the performance of the Company in fiscal 2000.

OPTION PLANS. Granting of options pursuant to the Company's option plans is intended to align executive interest with the long-term interests of shareholders by linking executive compensation with enhancement of shareholder value. In addition, grants of options motivate executives to improve long-term stock market performance by allowing them to develop and maintain a significant long-term equity ownership position in the Company's common shares.

                                        Respectfully submitted,
                                        Peter T. Kissinger
                                        Candice B. Kissinger
                                        John A. Kraeutler
                                        William E. Baitinger

AUDIT COMMITTEE REPORT

The Audit Committee reviews Bioanalytical Systems, Inc. financial reporting process on behalf of the Board of Directors. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2001 Annual Report on SEC Form 10-K with Bioanalytical Systems, Inc.'s management and the independent auditors including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. Management is responsible for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Committee discussed with the independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from Bioanalytical Systems, Inc. and its management including the matters in the written disclosures required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and considered the compatibility of nonaudit services with the auditors independence.

In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in Bioanalytical Systems, Inc.'s Annual Report on SEC Form 10-K for the year ended September 30, 2001, for filing with the Securities and Exchange Commission.

                                        Respectfully submitted,
                                        Michael K. Campbell, Chair
                                        William E. Baitinger
                                        John A. Kraeutler

STOCK PRICE PERFORMANCE GRAPH

The line graph below compares yearly percentage change in the cumulative total stockholder return on the Company's common shares against the cumulative total return on the Nasdaq Composite Index and a composite index based on a group of ten publicly traded contract research and chemical instrumentation organizations (the "Peer Group Index") for the period commencing November 24, 1997, the date of the Company's initital public offering, and ending September 30, 2001.

The Peer Group Index is comprised of AAIpharma, Inc.; Bioreliance Corporation; Kendle International; New Brunswick Scientific Co., Inc.; Isco, Inc.; Molecular Devices Corporation; OI Corporation; Covalent Group, Inc.; BEI Medical Systems Co., Inc.; and Pharmaceutical Product Development, Inc. Because they were no longer publicly traded at September 30, 2001, Clintrials Research, Inc. and Premier Research Worldwide, Ltd. were replaced with Covalent Group, Inc. and BEI Medical Systems Co., Inc. The graph is presented as if the new companies were components of the peer index on November 24, 1997. The comparison of total return on investment (change in year-end stock price plus reinvested dividends) for the applicable period assumes that $100 was invested on November 24, 1997, in each of Bioanalytical Systems, Inc. (at the initial public offering price), the Nasdaq Composite Index and the Peer Group Index.

                                Comparison of Cumulative Total Return
                            Among Bioanalytical Systems, Inc., the NASDAQ
                              Composite Index and the Peer Group Index


Company                            11/24/97     09/30/98     09/30/99     09/30/2000     09/30/2001
-------                            --------     --------     --------     ----------     ----------

Bioanalytical Systems, Inc.          100.00      67.19        38.28          33.59          72.99
Nasdaq Composite Index               100.00     106.73       173.04         231.42          94.44
Peer Index                           100.00     100.63        79.00         119.22          81.07


COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 required the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common shares and other equity securities of the Company. Officers, directors and greater-than-ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based solely upon the review of Section 16(a) reports furnished to the Company during or with respect to fiscal 2001 and written representations by the Company's officers, directors and greater-than-ten-percent beneficial owners that no other reports were required, the Company is not aware of any instance of noncompliance or late compliance during or with respect to fiscal 2001.

2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Subject to ratification by the shareholders, the Board of Directors has selected Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2002. Fees for the latest annual audit were $107,000 and all other fees were $52,000 which related to income tax services. The Company has been advised by such firm that neither it nor any of its associates has any direct or material indirect financial interest in the Company.

The Board of Directors recommends that shareholders vote FOR ratification of the appointment of Ernst & Young LLP as independent auditors for fiscal year ending September 30, 2002.

Ernst & Young LLP has acted as independent auditors for the Company since 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions concerning the audits of the Company's financial statements.

3. OTHER MATTERS

As of the date of this proxy statement, the Board of Directors of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If (a) any matters not within the knowledge of the Board of Directors as of the date of this proxy statement should properly come before the meeting; (b) a person not named herein is nominated at the meeting for election as a director because a nominee named herein is unable to serve or for good cause will not serve; (c) any proposals properly omitted from this proxy statement and the form of proxy should come before the meeting; or (d) any matters should arise incident to the conduct of the meeting, then the proxies will be voted in accordance with the recommendations of the Board of Directors of the Company.

                                        By Order of the Board of Directors,

                                        /s/ Candice B. Kissinger

                                        Candice B. Kissinger
                                        Secretary

January 17, 2002

                                                                      Appendix A

AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

The audit committee of the board of directors assists the board in fulfilling its responsibilities for oversight of the quality and integrity of the accounting, auditing and reporting practices of the corporation and other such duties as directed by the board. The membership of the committee shall consist of at least three directors who are generally knowledgeable in financial management expertise. Each member shall be free of any relationship that, in the opinion of the board, would interfere with his or her individual exercise of independent judgement, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the NASDAQ. The committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent auditors and the management of the corporation. In discharging this oversight role, the committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

The board of directors shall appoint one member of the audit committee as chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The chairperson will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

RESPONSIBILITIES

The audit committee's primary responsibilities include:

     o Recommending to the board the independent auditor to be selected or retained to audit the financial statements of the corporation. In so doing, the committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may impact the auditor's independence, and recommend to the board any actions necessary to oversee the auditor's independence.

     o Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the committee (and the board) to report on any and all appropriate matters.

     o Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the company's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the board as to the inclusion of the Company's audited financial statements in the company's annual report on Form 10-K.

     o Reviewing with management and the independent auditor the quarterly financial information prior to the Company's filing of Form 10-Q. This review may be performed by the committee or its chairperson.

     o Discussing with management and the external auditors the quality and adequacy of the Company's internal controls.

     o Discussing with management the status of pending litigation, taxation matters and other areas or oversight to the legal and compliance area as may be appropriate.

     o Reporting audit committee activities to the full board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

                                 REVOCABLE PROXY
                           BIOANALYTICAL SYSTEMS, INC.
                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                FEBRUARY 21, 2002


The undersigned shareholder of Bioanalytical Systems, Inc. ("the Company") hereby appoints Peter T. Kissinger, Michelle Troyer, and each of them as proxy for the undersigned, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Thursday, February 21, 2002, at 10: 00 a. m., at the principal executive offices of the Company, 2701 Kent Avenue, West Lafayette, Indiana USA, or any adjournment thereof ("the Meeting"), in connection with all votes taken on the following proposals, all of which were described in the Proxy Statement received by the undersigned with the Notice of the Meeting:

1. PROPOSAL 1 - Approval of the election of the following individuals to the Board of Directors of the Company: William E. Baitinger, Michael K. Campbell, John A. Kraeutler, Candice B. Kissinger, Peter T. Kissinger, Ronald E. Shoup, and W. Leigh Thompson.

     [  ] For   [  ] Against   [  ] Abstain

     Any shareholder may withhold authority to vote for any of the above- listed individuals by striking out the name of such individual.

2. PROPOSAL 2 - Approval of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending September 30, 2002.


     [  ] For   [  ] Against   [  ] Abstain

                               PROXY MUST BE SIGNED AND DATED - SEE REVERSE SIDE

PRESENTLY NO OTHER BUSINESS IS SCHEDULED TO BE PRESENTED AT THE MEETING. HOWEVER, BY SIGNING THIS PROXY YOU ARE GIVING THE HOLDER OF THIS PROXY DISCRETIONARY AUTHORITY TO ACT IN ACCORDANCE WITH THE DIRECTION OF THE BOARD OF DIRECTORS ON SUCH MATTERS.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1 and 2 with respect to all votes taken on such proposals.

All proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Meeting of Shareholders of the Company, the Proxy Statement, and the Company's 2001 Annual Report is hereby acknowledged.

This Revocable Proxy may be revoked by the undersigned at any time before it is exercised by (i) executing and delivering to the Company a later- dated Proxy,
(ii) attending the Meeting and voting in person, or (iii) giving written notice of revocation to the Secretary of the Company.

Please date this proxy and sign this proxy exactly as the name appears on your stock certificate. If the shares are jointly held, both shareholders must sign. If signing as attorney, executor, administrator, guardian, or in any other representative capacity, please give your full title as such.


                                        IF SHARES ARE JOINTLY HELD, BOTH
--------------------------------------  SHAREHOLDERS MUST SIGN.
DATED

--------------------------------------  ----------------------------------------
(SIGNATURE)                             (SIGNATURE)

--------------------------------------  ----------------------------------------
PRINT NAME                              PRINT NAME

--------------------------------------  ----------------------------------------
ADDRESS                                 ADDRESS


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE DATE, SIGN, AND RETURN AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Do you plan to personally attend the Annual Meeting of Shareholders?
[ ] Yes [ ] No